SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 27, 2010

                          AVSTAR AVIATION GROUP, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------


            Colorado                    0-30503               76-0635938
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(State or other jurisdiction  (Commission File Number)  (IRS Employer ID Number)
        of incorporation)

               3600 Gessner, Suite 220, Houston, Texas     77063
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            (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code      (281) 710-7103
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]     Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     [ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act   (17 CFR 240.14d-2(b))

     [ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     On or about June 27, 2010, we entered into a stock sale and purchase agreement (the "Stock Agreement") with the shareholders of Twin Air Calypso Limited, Inc., a company related to MAMCO ("Twin Air"). Pursuant to the Stock Agreement, we would acquire all of the outstanding stock in Twin Air for (a) a cash amount equal to $500,000, $154,000 of which has already been paid and (b) 18 million shares of our common stock. The currently unpaid portion of the cash amount would be paid in small number of future installments. Twin Air operates a charter air service from South Florida to the Bahamas with seven aircrafts. The parties are endeavoring to consummate the transactions provided by the Stock Agreement on or August 31, 2010. However, the consummation of these transactions is subject to a number of customary conditions (including our procurement of necessary financing), and there can be no assurance that they will be completed. The consummation of these transactions will not be submitted to our stockholders for their consideration and approval. All descriptions of the Stock Agreement contained herein and all references to the terms, provisions and conditions of the Stock Agreement are qualified in their entirety by reference to the Stock Agreement and the first amendment thereof, which are attached as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference for all purposes hereof.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     During  June  2010,  AvStar  Aviation  Group,  Inc.  (the "Company") issued
750,000 shares of its common stock to Miami Aviation Maintenance Co. in consideration of the assignment during April 2010 of certain of its assets to a newly-formed, indirect wholly-owned Florida subsidiary of the Company.

     During June 2010, the Company issued 600,000 shares of its common stock to CMS Capital to resolve temporarily certain disagreements that this firm had with the Company.

     During July 2010, the Company issued 4.0 million shares of its common stock to an attorney for the Company to secure accrued fees owed to him.

     During July 2010, the Company issued an aggregate of 15.0 million shares of its common stock to three persons holding interests in a convertible promissory note in exchange for a partial reduction in the indebtedness represented by this note.

All of the issuances of shares described in this Item are claimed to be exempt pursuant to Rule 506 of Regulation D under the Securities Act of 1933 (the "Act"). No advertising or general solicitation was employed in offering these securities. The offering and sale was made only to accredited investors, and subsequent transfers of shares that had not yet satisfied the holding period of Rule 144(b)(1)(i) under the Act were restricted in accordance with the requirements of the Act.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)      Exhibits.

Exhibit
Number   Exhibit Title

10.1 Stock Sale and Purchase Agreement dated effective as of June 27, 2010 by and between the Company, on the one hand, and Clayton I. Gamber, Kenneth W. Langston and Robin V. Gamber, on the other hand.
10.2 First Amendment to Stock Sale and Purchase Agreement dated effective as of July 11, 2010

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AVSTAR AVIATION GROUP, INC.


Date:  August 12, 2010                  /s/     Henry A. Schulle
                                        ------------------------
                                                Henry A. Schulle,
                                                Vice President